DELAWARE POOLED® TRUST

The Global Real Estate Securities Portfolio (the "Portfolio")

Supplement to the Portfolio's Class P Prospectus
dated March 1, 2011

The following replaces the information in the section entitled, "How we manage the Portfolio - Additional investment information - Repurchase agreements":

Repurchase agreements
An agreement between a buyer, such as a portfolio, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Portfolio uses them:
While the Portfolio is permitted to do so, it normally does not invest in repurchase agreements except to invest cash balances or for temporary defensive purposes. In order to enter into these repurchase agreements, the Portfolio must have collateral of at least 102% of the repurchase price. The Portfolio will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. In the Manager's discretion, the Portfolio may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or government-sponsored enterprises. The Portfolio may invest in repurchase agreements having a maturity in excess of seven days, together with any other illiquid investments, not in excess of its limit on illiquid securities.

Except when the Manager believes a temporary defensive approach is appropriate, the Portfolio will not hold more than 5% of its total assets in cash or other short-term investments.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated July 29, 2011.